Exhibit 99.1

Solera Holdings, Inc. Reports First Quarter Fiscal Year 2008 Results

SAN DIEGO, Nov. 7 /PRNewswire-FirstCall/ — Solera Holdings, Inc. (NYSE: SLH), the leading global provider of software and services for the automobile insurance claims processing industry, today reported results for the first quarter of fiscal year 2008, the three months ending September 30, 2007.

Results for First Quarter Fiscal Year 2008:

GAAP Results

•                  Revenue for the first quarter ended September 30, 2007 was $124.2 million - an 11.4% increase over first quarter 2007 revenue of $111.5 million;

•                  GAAP net income allocable to common stockholders for the first quarter ended September 30, 2007 was $3.9 million - a $25.9 million improvement over the first quarter ended September 30, 2006 net loss allocable to common stockholders of $22.1 million;

•                  GAAP diluted net income per share for the first quarter ended September 30, 2007 was $0.06, an $0.82 per share improvement over the first quarter ended September 30, 2006 diluted net loss per share of ($0.76).

Non-GAAP Results

•                  Adjusted EBITDA for the first quarter ended September 30, 2007 was $41.4 million - a 30.7% increase over first quarter ended September 30, 2006, Adjusted EBITDA of $31.7 million;

•                  Adjusted Net Income for the first quarter ended September 30, 2007 was $16.9 million, a 197.7% increase over first quarter ended September 30, 2006, Adjusted Net Income of $5.7 million;

•                  Adjusted Net Income per diluted share (or cash earnings per diluted share) for the first quarter ended September 30, 2007 was $0.26, a 33.8% increase over first quarter ended September 30, 2006, Adjusted Net Income per diluted share of $0.20.

“Our solid first quarter results reflect our focused efforts on capitalizing on the global opportunities we enjoy,” said Tony Aquila, founder, chairman and CEO of Solera Holdings, Inc. “By delivering value to our customers we achieved strong revenue growth across the globe. The inherent leverage in our operating model was apparent in our Adjusted EBITDA growth which outpaced revenue growth by nearly three times. By developing evolving and emerging markets, while vigorously competing and investing in mature markets, we are creating long-term growth and value.”

Business Statistics

•                  EMEA revenue for the first quarter of fiscal year 2008 was $74.5 million, a 13.8% increase over first quarter fiscal year 2007 revenue of $65.4 million;

•                  Americas revenue for the first quarter of fiscal year 2008 was $49.7 million, an 8.0% increase over first quarter fiscal year 2007 revenue of $46.1 million;

•                  Revenue from insurance company customers for the first quarter ended September 30, 2007 was $50.1 million, an 11.5% increase over first quarter fiscal 2007;

•                  Revenue from collision repair facility customers for the first quarter ended September 30, 2007 was $46.9 million, a 14.5% increase over first quarter fiscal 2007;

•                  Revenue from independent assessor customers for the first quarter ended September 30, 2007 was $13.2 million, a 10.9% increase over first quarter fiscal 2007;

•                  Revenue from automotive recycling and other customers for the first quarter ended September 30, 2007 was $14.0 million, a 2.1% increaseover first quarter fiscal 2007.

Outlook

Based upon the first quarter results for the period ended September 30, 2007 outlined above - the Company is updating its previously released outlook for its fiscal year ending June 30, 2008 as follows:

	Previous FY08 Outlook	Updated FY08 Outlook
Revenues	$500 — $510 million	$505 — $510 million
Net Income (Loss)	($5 — $0 million)	$10 — $15 million
Adjusted Net Income	None	$65 — $70 million
Adjusted EBITDA	$155 — $160 million	$158 — $162 million

The FY08 outlook above assumes constant exchange rates from those currently prevalent and no acquisitions.

Earnings Conference Call

The Company will be hosting its first quarter fiscal year 2008 earnings call this afternoon at 4:30 p.m. (Eastern Time) - November 7, 2007. The conference call will be webcast live on the Internet and can be accessed by visiting:  http://www.solerainc.com. A replay will be available on the Solera website until midnight on November 21, 2007. A live audio broadcast of the call will be accessible to the public by calling 866.510.0708 or 617.597.5377; please enter the following access code when prompted: 81759554. Callers should dial in approximately ten minutes before the call begins.

SOLERA HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

FOR THE QUARTERS ENDED SEPTEMBER 30, 2007 AND 2006

(In thousands, except per share amounts)

(Unaudited)

	Quarter Ended September 30
	2007	2006
Revenues	$124,181	$111,482
Cost of revenues:
Operating expenses	32,340	32,710
Systems development and programming costs	15,973	16,176
Total cost of revenues (excluding depreciation and amortization)	48,313	48,886
Selling, general and administrative expenses	33,542	30,890
Depreciation and amortization	22,405	25,176
Restructuring charges	1,623	895
Interest expense	11,162	17,857
Other (income) expense - net	(1,156)	4,340
	67,576	79,158
Income (loss) before provision for income taxes and minority interests	8,292	(16,562)
Income tax provision	2,877	243
Minority interest in net income of consolidated subsidiaries	1,561	1,085
Net income (loss)	3,854	(17,890)
Dividends and redeemable preferred unit accretion	—	4,191
Net income (loss) allocable to common stockholders/unitholders	$3,854	$(22,081)
Net income (loss) allocable to common stockholders/unitholders per share/unit:
Basic	$0.06	$(0.76)
Diluted	$0.06	$(0.76)
Weighted average shares/units used in the calculation of net income (loss) per share/unit allocable to common stockholders/unitholders:
Basic	62,833	29,038
Diluted	64,589	29,038

Non-GAAP Financial Measures

The Company uses a number of non-GAAP financial measures that are not intended to be used in lieu of GAAP presentations, but are provided because management believes that they provide additional information with respect to the performance of our fundamental business activities and are also frequently used by securities analysts, investors, and other interested parties to facilitate the evaluation of our business on a comparable basis to other companies. The three primary non-GAAP financial measures that we use are Adjusted EBITDA, Adjusted Net Income, and Adjusted Net Income per diluted share. We believe that Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per diluted share are useful to investors in providing information regarding our operating results and our continuing operations. We rely on Adjusted EBITDA as a primary measure to review and assess the operating performance of our company and our management team in connection with our executive compensation and bonus plans. Adjusted EBITDA also allows us to compare our current operating results with corresponding prior periods as well as to the operating results of other companies in our industry. We present Adjusted Net Income and Adjusted Net Income per diluted share because we believe both of these measures provide useful information regarding our operating results in addition to our GAAP measures. We believe that Adjusted Net Income and Adjusted Net Income per diluted share provide investors with valuable insight into our profitability exclusive of unusual adjustments, and provide further insight into the cash impact resulting from the different  treatments of goodwill for financial reporting and tax purposes.

Adjusted EBITDA, Adjusted Net Income and Adjusted Net Income per diluted share have limitations as analytical tools, and you should not consider them in isolation or as a substitute for net income, earnings per share and other consolidated income statement data prepared in accordance with accounting principles generally accepted in the United States. Because of these limitations, Adjusted EBITDA, Adjusted Net Income, and Adjusted Net Income per diluted share should not be considered as a replacement for net income. We compensate for these limitations by relying primarily on our GAAP results and using Adjusted EBITDA, Adjusted Net Income, and Adjusted Net Income per diluted share as supplemental information.

•                  Adjusted EBITDA is a non-GAAP financial measure that represents GAAP net earnings (loss) allocable to common stockholders/unitholders, excluding interest, taxes, depreciation and amortization, stock-based compensation, restructuring charges, other (income) expense - net, and acquisition-related costs. Acquisition-related costs consist of transaction costs, retention-related compensation costs, legal and professional fees, severance costs and other transition costs associated with the Company’s acquisition of the Claims Services Group from ADP. A reconciliation of our Adjusted EBITDA to GAAP net earnings (loss) allocable to common  stockholders/unitholders, the most directly comparable GAAP measure, is provided in the attached table.

	Three Months Ended September 30,
	2007	2006
Reconciliation to Adjusted EBITDA
Net earnings (loss)	$3,854	$(17,890)
Add: Income tax provision	2,877	243
Net earnings (loss) before income tax	6,731	(17,647)
Add: Depreciation and amortization	22,405	25,176
Add: Interest expense	11,162	17,857
Add: Stock-based compensation expense	602	191
Add: Restructuring charges	1,623	895
Add: Other (income) expense — net	(1,156)	4,340
Add: Acquisition related costs	51	887
Adjusted EBITDA	$41,418	$31,699

•                  Adjusted Net Income is a non-GAAP financial measure that represents GAAP net earnings (loss) allocable to common stockholders/unitholders, plus the following items: provision for income taxes, amortization of acquisition-related intangibles, stock-based compensation expense, restructuring charges, other (income) expense - net, and acquisition-related costs. Acquisition-related costs consist of transaction costs, retention-related compensation costs, legal and professional fees, severance costs and other transition costs associated with the Company’s acquisition of the Claims Services Group from ADP. From this figure, the Company then subtracts a provision for income taxes at a rate of 33% to arrive at Adjusted Net Income. We use a tax rate of 33% in order to approximate our long-term effective corporate tax rate, which includes certain benefits from net operating loss carryforwards, deductible goodwill and intangibles amortization for tax purposes. A reconciliation of our Adjusted Net Income to GAAP net earnings (loss) allocable to common stockholders/unitholders, the most directly comparable GAAP measure, is provided in the attached table.

•                  Adjusted Net Income per diluted share (or cash earnings per diluted share) is a non-GAAP financial measure that represents Adjusted Net Income (as defined above) divided by the number of diluted shares outstanding for the period. A reconciliation of our Adjusted Net Income per diluted share (or cash earnings per diluted share) to GAAP net earnings (loss) per share, the most directly comparable GAAP measure, is provided in the attached table.

	Three Months Ended September 30,
	2007	2006
Reconciliation to Adjusted Net Income
Net earnings (loss)	$3,854	$(17,890)
Add: Income tax provision	2,877	243
Net earnings (loss) before income tax	6,731	(17,647)
Add: Amortization of acquisition related intangibles	17,313	19,787
Add: Stock-based compensation expense	602	191
Add: Restructuring charges	1,623	895
Add: Other (income) expense — net	(1,156)	4,340
Add: Acquisition related costs	51	887
Adjusted earnings (loss) before income tax provision	25,164	8,453
Less: Assumed provision for income taxes at 33% rate (8,304) (2,790)
Adjusted net income $16,860 $5,663

Adjusted net income per share / unit
Basic	$0.27	$0.20
Diluted	$0.26	$0.20
Weighted average shares/units used in the calculation of adjusted net income per share/unit
Basic	62,833	29,038
Diluted	64,589	29,038

SOLERA HOLDINGS, INC. AND SUBSIDIARIES

CONDENSED CONSOLIDATED BALANCE SHEETS

AS OF SEPTEMBER 30, 2007 AND JUNE 30, 2007

(In thousands, except share amounts)

(Unaudited)

	September 30,	June 30,
	2007	2007
Assets
Current Assets:
Cash and cash equivalents	$107,124	$89,868
Accounts receivable, net	86,562	85,543
Other receivables	9,834	9,297
Other current assets	18,503	16,901
Deferred income tax assets	3,077	3,248
Total current assets	225,100	204,857

Property and equipment, net	52,121	51,485
Other Assets	14,453	11,625
Long-term deferred income tax assets	24,190	23,835
Goodwill	599,231	569,165
Intangible assets, net	359,467	362,986
Total assets	$1,274,562	$1,223,953

Liabilities and Stockholders’ Equity
Current Liabilities:
Accounts payable	$26,540	$25,571
Accrued expenses and other current liabilities	90,933	89,240
Income taxes payable	16,399	13,995
Deferred income tax liabilities	419	1,076
Current portion of long-term debt	7,723	14,140
Total current liabilities	142,014	144,022

Minority interests in consolidated subsidiaries	13,412	11,229

Stockholders’ equity:
Common Shares, $0.01 par value, 150,000,000 shares authorized; 64,754,813 and 64,813,563 issued and outstanding, as of September 30, 2007 and June 30, 2007, respectively	506,428	505,939
Accumulated deficit (106,806) (111,687)
Accumulated other comprehensive income	5,499	7,022
Total stockholders’ equity	425,121	401,274
Total liabilities and stockholders’ equity	$1,274,562	$1,223,953

SOLERA HOLDINGS, INC. AND SUBSIDIARIES

SELECTED STATEMENT OF CASH FLOWS INFORMATION

FOR THE QUARTER ENDED SEPTEMBER 30, 2007

(In thousands)

(Unaudited)

Net cash provided by operating activities	$26,224
Net cash (used in) investing activities	(5,208)
Net cash (used in) financing activities	(9,130)
Effect of exchange rate changes	5,370
Net increase in cash and cash equivalents	17,256
Cash and cash equivalents, beginning of period	89,868

Cash and cash equivalents, end of period	$107,124

Supplemental Cash Flow Information:
Cash paid for interest	$10,405
Supplemental Disclosure of
Non-cash Investing and Finance Activities:
Capital assets financed	$660

Cautions about Forward-Looking Statements

This press release contains forward-looking statements, including statements about business outlook and strategy, and statements about historical results that may suggest trends for our business. These statements are based on estimates and information available to us at the time of this press release and are not guarantees of future performance. There may be other factors that may cause our actual results to differ materially from the forward-looking statements. Our actual results, performance or achievements could differ materially from those expressed in, or implied by, the forward- looking statements. We can give no assurances that any of the events anticipated by the forward-looking statements will occur or, if any of them does, what impact they will have on our results of operations and financial condition. You should carefully read the factors described in the “Risk Factors” section of our filings with the Securities and Exchange Commission for a description of certain risks that could, among other things, cause our actual results to differ from these forward-looking statements. All forward- looking statements are qualified in their entirety by this cautionary statement, and the Company undertakes no obligation to revise or update this earnings release to reflect events or circumstances after the date hereof.

About Solera

Solera is the leading global provider of software and services for the automobile insurance claims processing industry. Solera has operations in 49 countries across 5 continents. The Solera companies include Audatex in the United States, Canada, and in more than 35 additional countries, Informex in Belgium, Sidexa in France, ABZ in the Netherlands, Hollander serving the North American recycling market, and IMS providing medical review services. For more information, please refer to the Company’s website at www.solerainc.com.

Contacts:

Investor Relations

Paul Gange

Solera Holdings, Inc.

858-946-1751

paul.gange@audatex.com

Media Relations

John P. Dudzinsky

Taylor Rafferty

212-889-4350

solera@taylor-rafferty.com

SOURCE Solera Holdings, Inc.

CONTACT: Investors, Paul Gange of Solera Holdings, Inc., +1-858-946-1751, paul.gange@audatex.com; or Media, John P. Dudzinsky of Taylor Rafferty, +1-212-889-4350, solera@taylor-rafferty.com, for Solera Holdings, Inc.

Web site: http://www.solerainc.com